2nd Quarter 2021 Financials

Safe Harbor 2 This release (including any information incorporated herein by reference), and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of the company. Any statements about the company's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of the company's operations or performance. These forward-looking statements are generally identified by the use of words such as ‘‘believe”, “expect’’, “anticipate’’, ‘‘plan”, “intend”, “estimate’’, ‘‘project”, “may”, ‘‘will”, ‘‘would”, ‘‘could”, ‘‘should’’, “view”, “opportunity”, “potential”, or similar or negative expressions of these words or phrases. Although the company may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of the company to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which the company currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section under Item 1A of Part I of the company’s Annual Report on Form 10-K for the year ended December 31, 2020, include, among others: • COVID-19 Pandemic Risks, including risks related to the ongoing COVID-19 pandemic and measures enacted by the U.S. federal and state governments and adopted by private businesses in response to the COVID-19 pandemic; • Economic and Market Conditions Risks, including risks related to changes in the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including competitive forces impacting our business and strategic acquisition risks; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect the company’s business, financial condition and results of operations. In addition, many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID- 19 pandemic and the impact of varying governmental responses that affect the company’s customers and the economies where they operate. Additionally, all statements in this release, including forward-looking statements speak only as of the date they are made. The company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to or correct or update any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC.

3 Corporate Profile

4 Company Overview – NASDAQ: HTLF Fiscal 2Q 2021 Financial Highlights • Headquartered in Dubuque, IA • Holding company established in 1981; NASDAQ member since 2003 • Company conducts community banking business through 11 independently chartered banks • 132 full-service branches located across 12 states in the Midwest, Southwest and Western regions of the country • Level or increased dividends to common shareholders since inception • $2.0B in Market Capitalization • 5.3% Beneficial ownership by the Board and executive officers (as of 1/31/21) Company Overview (1) See Appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Note: Financial and branch information as of the quarter ending June 30, 2021 Total Assets $18,371 Total Loans Held for Investment $10,012 Total Deposits $15,615 Loan / Deposit Ratio 64.12% Tangible Common Equity 1 $1,436 Total Common Equity $2,049 Total Common Equity / Total Assets 11.15% Tang. Common Equity / Tang. Assets 1 8.08% Tier 1 Leverage Ratio 8.50% CET1 Ratio 11.45% Tier 1 Capital Ratio 12.36% Total RBC Ratio 15.04% Net Interest Margin, fully tax-equivalent 1 3.41% Cost of Interest Bearing Deposits 0.16% Return on Avg. Assets 1.35% Return on Avg. Tangible Common Equity 1 18.05% Efficiency Ratio FTE 1 57.11% NPAs / Assets 0.50% NCOs / Avg. Loans 0.12% Asset Quality Profitability Capital Balance Sheet Dollars in millions

Strength. Insight. Growth.  It’s what we bring to our customers, communities, employees and shareholders  Strong corporate leadership and innovative thinking have uniquely positioned us  Our business model and diverse geographic footprint reduce risk and drive organic growth  Complemented by strategic M&A and talent acquisition 5 We see growth everywhere Values and Guiding Principles  Integrity – Always do the right thing. Be honest and open.  Accountability – Keep your promises, follow through and follow up.  Community – Engage your community and your team. Unlock the potential around you.  Excellence – Exceed expectations – every customer, every time.

Commercial-focused local banking with the scale to compete at any level $18 billion corporate strength and sophistication  Unique business model powers our banks with technology, efficiency and strength  We’re investing in talent, developing products and implementing technology to enhance the services we provide 11 locally managed banks  Decision making is local and focused on customers and relationships  Committed to our core commercial business supported by strong retail and wealth management 6 Powered by HTLF

Corporate Structure


Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
Bank of Blue Valley
CITYWIDE BANKS
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank

HTLF

Subsidiary Banks by Region

HTLF West/Southwest	HTLF Midwest
Arizona Bank & Trust - AZ	**Minnesota Bank & Trust - MN**
• Total Assets: $1,645,816 • Total Deposits: $1,450,248 • No. of Branch Offices: 9	• Total Assets: $ 955,638 • Total Deposits: $762,549 • No. of Branch Offices: 2
New Mexico Bank & Trust - NM	**Wisconsin Bank & Trust - WI**
• Total Assets: $2,494,257 • Total Deposits: $2,195,838 • No. of Branch Offices: 24	• Total Assets: $1,252,096 • Total Deposits: $1,093,119 • No. of Branch Offices: 13
First Bank & Trust - TX	**Dubuque Bank & Trust - IA**
• Total Assets: $2,882,969 • Total Deposits: $2,361,391 • No. of Branch Offices: 22	• Total Assets: $1,990,040 • Total Deposits: $1,471,564 • No. of Branch Offices: 7
Premier Valley Bank - CA	**Illinois Bank & Trust - IL**
• Total Assets: $1,126,807 • Total Deposits: $963,459 • No. of Branch Offices: 6	• Total Assets: $1,671,240 • Total Deposits: $1,512,106 • No. of Branch Offices: 9
Citywide Banks - CO	**Bank of Blue Valley – KS/MO**
• Total Assets: $2,611,842 • Total Deposits: $2,174,237 • No. of Branch Offices: 21	• Total Assets: $1,419,003 • Total Deposits: $1,168,617 • No. of Branch Offices: 10
Rocky Mountain Bank - MT	
• Total Assets: $646,821 • Total Deposits: $568,961 • No. of Branch Offices: 9	

Regional Summary	HTLF West/Southwest	HTLF Midwest
Total Assets:	$11,408,512	$7,288,017
Total Deposits:	$9,714,134	$6,007,955
No. of Branch Offices:	91	41
Projected 5yr Population Change[1]:	5.8%	2.8%

(1) Source: S&P Global Market Intelligence, Population change at the MSA/County level of covered markets
Note: Financial and branch information as of the quarter ending June 30, 2021

7

HTLF
Strength. Insight. Growth.

8 HTLF West/Southwest Major MSA Coverage (1) Source: S&P Global Market Intelligence Note: Financial and branch information as of the quarter ending June 30, 2021 2021 Projected Actual Pop. Pop. Growth Phoenix-Mesa-Chandler, AZ 5,081,979 6.91% Denver-Aurora-Lakewood, CO 3,030,346 7.04% Fresno, CA 1,012,748 3.16% Albuquerque, NM 921,720 1.32% Greeley, CO 335,248 8.41% Boulder, CO 331,157 5.95% Lubbock, TX 326,189 6.17% San Luis Obispo-Paso Robles, CA 281,626 1.99% Amarillo, TX 268,405 4.50% Midland, TX 188,932 8.76% Billings, MT 183,686 4.21% Abilene, TX 173,430 4.38% Odessa, TX 170,583 8.11% Madera, CA 158,255 2.13% Santa Fe, NM 151,093 1.61% Bozeman, MT 118,976 7.72% Kalispell, MT 106,417 6.25% 5.93% Other MSAs in Region 411,008 2.13% Footprint West/Southwest MSAs > 100K Population1 Weighted Avg Proj Growth MSAs > 100K Highlighted MSAs denote HTLF has Top 10 market rank for deposits1

2021 Projected Actual Pop. Pop. Growth Minneapolis-St. Paul-Bloomington, MN-WI 3,689,879 4.00% Kansas City, MO-KS 2,181,681 2.82% Milwaukee-Waukesha, WI 1,575,503 0.60% Des Moines-West Des Moines, IA 713,503 4.59% Madison, WI 673,428 3.28% Rockford, IL 334,060 -1.35% Green Bay, Wi 325,375 2.21% Sheboygan, WI 115,386 0.41% Dubuque, IA 97,638 1.86% 2.87% Other MSAs in Region 67,282 -0.26% Footprint Midwest MSAs > 100K Population1 Weighted Avg Proj Growth MSAs > 100K 9 HTLF Midwest Major MSA Coverage (1) Source: S&P Global Market Intelligence Note: Financial and branch information as of the quarter ending June 30, 2021 Highlighted MSAs denote HTLF has Top 10 market rank for deposits1

10 HTLF Excellence Recognition Note: 2021 Forbes Media LLC, used with permission AMONG THE HIGHEST PURCHASE VOLUME GROWTH FOR VISA® COMMERCIAL CARD ISSUERS 2015 | 2016 | 2017 2018 | 2019 | 2020 FORBES BEST BANK IN AMERICA 2013 | 2017 | 2018 2019 | 2020 | 2021

11 A Steadfast Commitment to Growth | 3-year lookback As of June 30, 2021 Asset CAGR 17.6% Average ROATCE, non-GAAP 15.0% EPS CAGR 20.1% Common Dividend CAGR 19.2% TBV/Sh CAGR 13.0%

 Broad footprint enhances profitable growth strategies and diversifies risk ‒ Expands opportunities for new client acquisition – both organic and through M&A ‒ Credit exposure is not geographically concentrated – spread over 12 state footprint ‒ Projected 5yr MSA growth rates exceed National Average of 2.9%1  HTLF West/Southwest – 5.8%  HTLF Midwest – 2.8%  Focus on gaining significant presence within each market ‒ Top 10 deposit share in 26 of the 38 MSAs in which we operate2 ‒ Top 5 deposit share in 12 of those MSAs2 ‒ Enhances Talent Acquisition and Branch Optimization  Local Banking Model emphasizes responsiveness to clients and communities ‒ Local leadership facilitates development and retention of new client deposit/loan relationships ‒ Ensures engagement in the communities we serve  Central support functions provide efficiencies and sophistication ‒ Centralized “back-office” operations and support functions maximize operating efficiency ‒ Centralized risk management functions support strong corporate-wide oversight ‒ Financial strength to invest in sophisticated system-wide technology platforms and tools 12 Key Factors Driving Business Strategy (1) Source: S&P Global Market Intelligence (2) Deposit information as of June 30, 2020

13 Retirement Product Enhancements Online Banking Product Enhancements Deposit Account Opening & Consumer LOS Implementation Options Document Management Consumer Loan Origination Account Opening & Maintenance Enterprise Tools and Data Acquire and Fulfill Sell and Market Service and Maintain Enterprise Customer Portal Master Data Mgmt. / House-Holding Knowledge Repository Service Case Management Treasury Mgmt. Account Analysis CUSTOMER EXPERIENCE OMNI-CHANNEL PHASED IMPLEMENTATIONS Video / Interactive Banker Wealth Small Account Solutions HTLF’s focus in 2021/2022 will be to “Do a Few Things Very Well First” with particular emphasis on Improved Customer Experiences, Growing “Best” Customer Relationships, and Driving Operational Efficiencies. Voice of the Customer Surveys Data Analytics / Data Driven Sales Chat & ChatbotsCore Data Integration -- Phase I Complete -- Work In Process       HTLF Digital Strategy

14 HTLF M&A Focus | Strategically Building our Banks (1) Deposits, in millions, assumed at closing (2) At deal completion Blue Valley Ban Corp was trading at 1.61 P/TBV, while HTLF was trading at 1.60 P/TBV • Bank M&A – A Core Competency (13 successfully completed in last 7 years) ‒ Focused on In-Footprint Transactions ‒ Deal Size “Sweet Spot” is Increasing Modestly – Targets of $1 to $3 Billion in Assets ‒ Must Meet Conservatively Modeled Financial Benchmarks ‒ Accretive to EPS immediately after conversion ‒ Demonstrate an IRR > 15% ‒ Conservative tangible book value per share dilution earn-back periods • Talent Acquisition – Expanding Specialized Industry Group & adding Local Bankers ‒ In market bank teams ‒ Adjacent new market banking teams Last 5 Transactions Date Announced Date Closed Deal Value ($M) Deal PxTBV HTLF PxTBV Organization Assets ($M) Johnson Financial Group, Inc. (4 Branches) 6/9/2020 12/04/2020 N/A N/A N/A $4161 AIM Bancshares, Inc. 2/11/2020 12/04/2020 $280.4 2.02x 1.69x $1,973 Rockford Bank and Trust Co. 8/13/2019 11/30/2019 $59.2 1.35x 1.57x $485 Blue Valley Ban Corp.2 1/16/2019 5/10/2019 $93.9 1.88x 1.91x $728 FirstBank Lubbock Bancshares, Inc. 12/12/2017 5/18/2018 $185.6 2.22x 2.12x $930 Announced

15 HTLF Asset and Earnings Growth $51.1 $76.7 $50.2 $117.0 $149.1 $133.5 $110.4 $0 $50 $100 $150 $200 2018 2019 2020 2021 YTD N e t In c o m e - M ill io n s YTD comparison Net Income Available to Common Shareholders $9.8 $18.4 $0 $5 $10 $15 $20 A s s e ts - B illio n s Assets On pace to double Assets/Earnings in 3-4 years 3-year Asset CAGR of 17.6%

16 HTLF Diluted EPS and Common Dividends 3-year EPS CAGR of 20.1% 3-year Common Dividend CAGR of 19.2% Note: Board approved a $0.03 increase to common dividend in July to $0.25/share $3.52 $4.14 $3.57 $2.61 $0.59 $0.68 $0.80 $0.44 2018 2019 2020 2021 YTD $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Diluted EPS Dividends

Improving Efficiency Ratio1 17 Operating Efficiency | Improving by Leveraging Core Costs and Growth 2.75% 2.53% 2.05% 1.91% 0.62% 0.61% 0.53% 0.50% 0.11% 0.12% 0.06% 0.05% 3.48% 3.26% 2.60% 2.46% $10.8 $18.1 $6.0 $9.0 $12.0 $15.0 $18.0 $21.0 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2018 2019 2020 2021 YTD A vg A sse ts in B illio n s E x p e n se a s % o f A vg A ss e ts Core Expenses Professional Services & Software Costs Non-Core Expense (M&A, Tax Credits, Restructuring) Average Assets Leveraging Core Costs and Growth (1) See Appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures

18 Financial Summary

19 Total Assets ($B) Total Deposits ($B)1 Loans Held to Maturity ($B) Loans / Deposits (%) Summary Balance Sheet Items (1) Includes deposits held for sale in 2018 of $0.106B 11.4 13.2 17.9 18.4 2018 2019 2020 2Q21 8.4 9.9 13.7 14.5 9.4 11.0 15.0 15.6 2018 2019 2020 2Q21 Non-Time Time 78.8 75.8 66.9 64.1 2018 2019 2020 2Q21 7.4 8.4 9.1 9.2 7.4 8.4 10.0 10.0 2018 2019 2020 2Q21 Core Loans PPP Loans

20 Summary Profitability Items (1) See Appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures (2) Pre-Provision Net Revenue FTE (non-GAAP measure) is defined as Net Interest Income FTE + Noninterest Income – Noninterest Expense 1.09 1.24 0.93 1.27 2018 2019 2020 2021 YTD 15.72 15.73 12.28 16.99 2018 2019 2020 2021 YTD Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue FTE ($M)2 Total Revenues FTE ($M)1 175.5 205.7 246.5 142.0 75.9 107.8 114.4 2018 2019 2020 2021 YTD YTD PPNR 420.2 438.7 497.2 284.3 109.2 116.2 120.3 63.5 529.4 554.9 617.5 347.8 2018 2019 2020 2021 YTD NII FTE Non-Int Inc

21 Net Interest Margin (non-GAAP) Breakdown1 QuarterlyAnnual (1) On a fully tax equivalent basis; See Appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Note: Assets of divested consumer finance company sold in early Q1 2019 3.97% 3.86% 3.57% 3.34% 0.22% 0.18% 0.12% 0.11% 0.13% 3.69% 3.45% 3.45% 3.37% 3.32% 0.16% 0.10% 0.10% 0.12% 0.09% 4.32% 4.04% 3.69% 3.45% 3.85% 3.55% 3.55% 3.48% 3.41% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2018 2019 2020 2021 YTD 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Core Business Purchase Accounting Citizens

22 Noninterest income exclusive of security gains Non-Interest Income Breakdown Year to date, as of June 30, 2021 Net Interest Income before provision 82% Non-Interest Income 18% Retail Services Revenue 38% Commercial Services Revenue 29% Loan Sales & Servicing 20% Other Non-Interest Income 13%

23 Commercial Services Revenues Trends Note: Dollars in millions $11.1 $12.4 $13.5 $6.9 $9.5 $12.8 $13.2 $8.1 $4.6 $5.2 $5.7 $3.4 $3.3 $3.4 $3.5 $3.4 $3.5 $2.8 $3.4 $3.6 $3.8 $4.3 $1.4 $1.5 $1.6 $1.6 $1.7 $25.2 $30.4 $32.4 $18.4 $7.5 $8.2 $8.7 $8.9 $9.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $0.0 $10.0 $20.0 $30.0 $40.0 2018 2019 2020 2021 YTD 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 CML Service Charges CML Card Solutions Retirement Plan Services QuarterlyAnnual

24 Consumer Services Revenues Trends (1) Durbin Amendment became effective 7/1/19 Note: Dollars in millions $15.4 $16.2 $14.1 $9.1 $12.7 $10.8 1 $6.6 $4.7 $18.3 $17.9 $17.9 $10.2 $3.4 $3.3 $3.7 $4.0 $5.1 $1.5 $1.7 $1.9 $2.4 $2.3 $4.2 $4.5 $4.7 $5.0 $5.2 $46.4 $44.9 $38.6 $24.0 $9.1 $9.5 $10.3 $11.4 $12.6 $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 2018 2019 2020 2021YTD 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Consumer Service Charges Debit Interchange Private Client - Includes: Wealth Management, Brokerage, & Insurance Fees QuarterlyAnnual

8.08 8.52 7.81 8.08 2018 2019 2020 2Q21 9.73 10.10 9.02 8.50 2018 2019 2020 2Q21 10.66 10.88 10.92 11.45 12.16 12.31 11.85 12.36 2018 2019 2020 2Q21 Common Equity Tier 1 Ratio Tier 1 Capital Ratio 13.72 13.75 14.71 15.04 2018 2019 2020 2Q21 25 Consolidated Capital Ratios Tier 1 CET1 10.0 8.0 6.5 (1) See Appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP financial measures Note: Lines depict well capitalized bank levels 5.0 TCE/TA (%) 1 Tier 1 Leverage Ratio (%) CET1 and Tier 1 Capital Ratio (%) Total Risk Based Capital Ratio (%)

26 Loan Portfolio and Asset Quality

30% 29% 30% 28% 28% 60% 58% 56% 44% 47% 2Q20 3Q20 4Q20 1Q21 2Q21 C&I Loans Ag 27 Loan Composition by Product Type Loans by Geography Loan Held to Maturity ($M) Diversified Loan Portfolio (1) Based on average loans QTD as of June 30, 2021 and includes AFS loans and nonaccrual loans; includes purchase accounting accretion of 0.09% As of June 30, 2021 TX 16% CO 14% NM 13% IA 9% IL 9% AZ 8% WI 8% KS/MO 8% CA 6% MN 6% MT 3% C&I 25% CRE-OO 19% CRE- NOO 20% RESI 8% AG 7% CONS 4% CONST 9% PPP 8% Yield on Loans: 4.54%1 $8,123 $7,972 $9,065 $8,895 $9,183 $9,247 $9,100 $10,023 $10,050 $10,012 $1,124 $1,128 $958 $1,155 $829 2Q20 3Q20 4Q20 1Q21 2Q21 HTM Loans ex PPP PPP Operating Line Utilization Rates

• C&I portfolio represents 25% of total loans • Non-Accrual rate of 0.72% • Average loan size of $388 thousand • Well Diversified by industry type and geography 28 Commercial & Industrial (ex PPP) Portfolio Overview As of June 30, 2021 $2,364 $2,304 $2,535 $2,421 $2,519 2Q20 3Q20 4Q20 1Q21 2Q21 IA 14% CO 12% TX 11% IL 11% NM 11% AZ 10% KS/MO 7% MN 7% CA 7% WI 7% MT 3% Manufacturing 14% Construction Trade 12% Wholesale Trade 10% Real Estate Rental 9% Educational Services 9% Health Care 7% Retail Trade 7% Finance 5% Warehousing 4% All Other 23% C&I Portfolio Detail C&I Loans Outstanding ($M) Portfolio Highlights Geographic Distribution

• CRE portfolio represents 39% of total loans • Non-Accrual rate of 0.78% however excluding lodging rate is 0.34% • Average loan size of $928 thousand • Well Diversified by property type and geography 29 Total CRE Portfolio Overview As of June 30, 2021 $1,433 $1,495 $1,776 $1,838 $1,940 $1,544 $1,660 $1,921 $1,967 $1,987 $2,977 $3,155 $3,698 $3,805 $3,927 2Q20 3Q20 4Q20 1Q21 2Q21 Owner Occupied Nonowner Occupied CO 18% NM 15% TX 13% AZ 9% KS/MO 8% IA 6% IL 8% CA 9% WI 6% MN 5% MT 3% Industrial / Manufacturing 18% Office 19% Retail 16% Health Services 11% Hotel / Hospitality 10% Warehousing 10% Multi-family 6% Food and Beverage 4% Educational 2% Other RE Investments 4% Total CRE Portfolio Detail Total CRE Loans Outstanding ($M) Portfolio Highlights Geographic Distribution

• Ag portfolio represents 7% of total loans • Non-Accrual rate of 3.08% • Average loan size of $227 thousand • Crop ins. is required on exposures >$500,000 • Increase in 4Q20 due to AIM acquisition 30 Agriculture Portfolio Overview As of June 30, 2021 $521 $508 $715 $684 $680 2Q20 3Q20 4Q20 1Q21 2Q21 Beef Production 36% Corn and Soybeans 23% Dairy Cattle and Milk Production 14% Cotton Farming 14% Wheat Farming 5% Hog and Pig Farming 2%Other 6% TX 28% WI 22% IA 16% NM 16% MT 8% KS/MO 3% Other HTLF Markets 7% Portfolio HighlightsAgriculture Portfolio Detail Geographic Distribution Agriculture Loans Outstanding ($M)

Portfolio HighlightsConstruction Portfolio Detail • Construction portfolio represents 9% of total loans • Non-Accrual rate of 0.05% • Average loan size of $557 thousand • Well Diversified by property type and geography Geographic Distribution Construction Loans Outstanding ($M) 31 Construction Portfolio Overview As of June 30, 2021 $1,116 $918 $863 $796 $854 2Q20 3Q20 4Q20 1Q21 2Q21 CO 20% TX 21% NM 13% KS/MO 8% IA 8% AZ 8% CA 6% IL 4% MN 5% WI 3% MT 4% Multi-Family 28% 1-4 Family 17% Land Only 13% Mini- Warehousing 9% Land Development 8% Hotel 8% Office 7% Industrial 3% Healthcare 3% Retail 3% All Other 1%

$31,605 $27,659 $19,270 $11,813 $4,500 $13,138 $18,939 $31,605 $27,659 $19,270 $24,951 $23,439 2Q20 3Q20 4Q20 1Q21 2Q21 PPP1 PPP2 CO 16% AZ 12% IL 12% MN 11% NM 10% KS/MO 9% WI 9% CA 7% IA 6% TX 6% MT 2% • Originated nearly 8,000 PPP Loans totaling approximately $1.63 billon • Average Loan size of $204,000 • Over 68% of PPP1 Loan balances forgiven as of 6/30/21 32 PPP Portfolio Overview (1) Excludes AIM PPP originated loans prior to conversion, February 25, 2021 As of June 30, 2021 Geographic Distribution of Originations1 PPP Remaining Deferred Fees ($000) Portfolio Highlights PPP Loans Outstanding Principle Amounts ($M) $1,156 $1,156 $977 $751 $379 $429 $474 $1,156 $1,156 $977 $1,180 $853 2Q20 3Q20 4Q20 1Q21 2Q21 PPP1 PPP2

33 Comments: • Payment modifications are predominantly for 90-day periods • Commercial modifications represent greater than 90% of all modifications COVID Related Loan Modifications (1) Balances of Loans Modified are as of June 30, 2021 (2) Total Loans used for base of calculation are as of June 30, 2021, excluding PPP Loans Note: Dollars in thousands Loan Category Total Loans (ex PPP) $ Total Deferrals $ % Still in Original Deferral % Returned to Contractual Pmts % Additional Deferrals Granted % Commercial $7,300,706 $1,003,619 14% $79,655 8% $912,230 91% $11,734 1% Agriculture $679,608 $27,670 4% $1,281 5% $26,389 95% $0 0% Residential $800,884 $56,258 7% $222 0% $56,035 100% $0 0% Consumer $401,641 $6,427 2% $19 0% $6,408 100% $0 0% Total $9,182,839 $1,093,972 12% $81,177 7% $1,001,062 92% $11,734 1% Significant Commercial Segments Total Loans (ex PPP) $ Total Deferrals $ % Still in Original Deferral % Returned to Contractual Pmts % Additional Deferrals Granted % Lodging $523,943 $320,708 61% $45,239 14% $273,749 85% $1,720 1% Retail Trade $389,525 $18,348 5% $2,649 14% $13,803 76% $1,896 10% Retail Properties $398,845 $105,601 26% $10,739 10% $94,863 90% $0 0% Restaurant & Bars $241,654 $94,907 39% $3,620 4% $91,287 96% $0 0%

34 Allowance for Credit Related Losses Allowance as a % of Loans Allowance for Credit Losses ($000) As of June 30, 2021 Allowance for Unfunded Commits ($000) 0.84 0.99 1.16 1.30 1.14 1.31 1.30 1.21 0.17 0.19 0.19 0.15 0.16 0.14 0.14 0.20 0.19 0.15 0.19 0.12 0.84 1.16 1.35 1.69 1.48 1.62 1.63 1.47 4Q19 1/1/2020 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP CECL Adoption

35 Summary Asset Quality Note: CECL adopted January 1, 2020 Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due; non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets 72,669 80,653 88,106 85,365 0.98 0.96 0.88 0.85 0.00 1.00 2.00 3.00 40,000 60,000 80,000 100,000 2018 2019 2020 2Q21 NPLs ($000) NPLs / Gross Loans (%) 15,924 27,823 22,881 16,949 0.21 0.33 0.23 0.17 0.00 0.50 1.00 1.50 0 10,000 20,000 30,000 2018 2019 2020 2Q21 Delinquencies Delinquencies / Total Loans (%) 79,281 87,578 94,970 91,729 0.69 0.66 0.53 0.50 0.00 1.00 2.00 3.00 50,000 70,000 90,000 110,000 2018 2019 2020 2Q21 NPAs ($000) NPAs / Assets (%) 17,736 8,225 28,918 4,4300.25 0.11 0.32 0.12 0.00 0.50 1.00 1.50 0 10,000 20,000 30,000 2018 2019 2020 YTD NCOs ($000) NCOs / Avg Loans (%) Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days

36 Liquidity, Investments, Funding and Capital

Deposit Composition Cost of Interest-Bearing Deposits (%) Customer Non-Time Breakdown ($M) 37 Deposit Mix As of June 30, 2021 Non Interest Bearing 40.4% Interest Bearing Checking 25.2%Savings 10.0% Money Market 17.2% Time < $100K 3.2% Time > $100K 4.0% Portfolio ($000) Portfolio (%) Non Interest Bearing $6,299,289 40.4% Interest Bearing Checking $3,936,230 25.2% Savings $1,568,544 10.0% Money Market $2,684,449 17.2% Total Non-Time $14,488,512 92.8% Time < $100K $499,024 3.2% Time > $100K $627,582 4.0% Brokered CDs $0 0.0% Total Time $1,126,606 7.2% Total Deposits $15,615,118 100.0% 0.61 0.96 0.39 0.18 0.39 0.64 0.25 0.11 2018 2019 2020 2021 YTD Cost of Interest Bearing Deposits Cost of Total Deposits 5,234 5,992 8,725 9,473 3,138 3,860 4,984 5,015 63% 61% 64% 65%37% 39% 36% 35% 2018 2019 2020 2Q 2021 CML/SBB Deposits Retail Deposits

38  97.2% of Municipal holdings are rated A or better  57.1% of Non-Agency MBS are rated AAA  ABS portfolio consists of the following  80.1% of Government/FFELP Student Loan Securities  17.4% of SBA Guaranteed Securities  97.1% of the non-agency CMBS are short, senior, “Bridge to HUD” securities that carry 20-30% Credit Enhancement, 70-90% LTVs, floating rate coupons, and are very short (1-2 year lives) High Performing Securities Portfolio Portfolio Detail ($000) Investment Portfolio 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Average Book Value ($in millions) $3,809 $4,555 $5,502 $6,424 $6,603 Book Yield 2.91% 2.54% 2.38% 2.28% 2.27% Mod. Duration 5.69 5.64 5.52 5.94 5.37 US Trsy/Agy 0.6% Municipal 28.6% MBS - Agy 26.3% MBS - Non-Agy 20.4% CMBS - Agy 1.9% CMBS - Non-Agy 8.1% ABS 12.6% Other Investments 1.5% Sector Amortized Cost Basis Unrealized G/L Allowance for Credit Loss US Treasury 996$ 20$ -$ US Agency 35,591 (220) - Municipal 1,903,198 54,078 (51) MBS - Agency 1,741,389 (714) - MBS - Non-Agency 1,349,005 14,287 - CMBS - Agency 124,441 639 - CMBS - Non-Agency 534,682 623 - ABS 835,476 11,511 - Corporate Bonds 3,744 71 - Equities with a readily determinable value 20,651 - - Other securities 76,809 - - Total 6,625,982$ 80,295$ (51)$ As of June 30, 2021

Conservative Liquidity Profile

Holding Company Detail ($M)

Type	Amount Outstanding	Available
Cash & Due from Banks	$0.0	$108.3
Revolving Credit Line with Unaffiliated Bank	$0.0	$75.0
Non-Revolvoing Credit Line with Unaffiliated Bank	$21.3	$3.5
Subordinated Debt	$74.6	$0.0
Trust Preferred	$146.9	$0.0
Preferred Stock	$110.7	$0.0
Total	**$353.5**	**$186.8**

Additional Sources of Bank Funding ($M)

Type	Amount Outstanding	Available
FHLB Advances	$1.0	$1,507.4
Federal Funds Purchased	$2.9	$426.5
Securities Sold Under Agreement to Repurchase	$106.1	$0.0
Federal Reserve Discount Window	$30.0	$1,153.0
PPP Loan Program[1]	$25.9	$0.0
Other Short-term Borrowings	$13.6	$0.0
Total	**$179.5**	**$3,086.9**

Liquidity Metrics

	FY 2018	FY 2019	FY2020	FY2021
Loans / Deposits	78.84%	75.77%	66.94%	64.12%
Investments / Assets	23.80%	26.01%	35.13%	36.50%
Total Borrowings / Assets	4.40%	3.47%	3.49%	2.31%

Capital Instruments ($M)

Outstanding Debt	Amount Outstanding	Mat. Date	Current Rate (%)
Subsidiary Trust Preferred Securities[2]	$146.9		3.07%
Subordinated Notes (non-callable)	$74.6	12/30/24	5.75%
Subtotal of debt	**$221.5**		**3.97%**
Preferred Stock	$110.7		7.00%

Average monthly cash flow from Investments for the next 12 months: $70 million

(1) PPP Loan Program expires July 31, 2021 – PPPLF balances were repaid in early July
(2) Refers to weighted average rate (including swaps) of trust preferred securities
As of June 30, 2021

39

HTLF
Strength. Insight. Growth.

40 HTLF Investor Summary Attractive footprint MSA’s enhance growth opportunity Consistent earnings performance, utilizing leverage to drive efficiency Disciplined and proven acquirer Large granular low-cost core deposit base Solid credit metrics through many credit cycles Geographic and portfolio diversification reduces credit risk Low risk liquidity profile with healthy capital levels

Analyst Ratings | *June 2020*

Coverage	Rating	Price Target
D.A. DAVIDSON Jeff Rulis	**Buy**	$58.00
PIPER SANDLER CO Andrew Liesch	**Overweight**	$64.00
KEEFE, BRUYETTE & WOODS Damon DelMonte	Market Perform	$55.00
RAYMOND JAMES David Long	Market Perform	Not Established
STEPHENS Terry McEvoy	Equal Weight	$55.00
Consensus	**Hold**	**$58.00**

41

HTLF
Strength. Insight. Growth.

42 Contact Information

43 Appendix

44 Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.. Efficiency ratio, fully tax equivalent, expresses noninterest expenses as a percentage of fully tax-equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this press release. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources.. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Non-GAAP Financial Measures

45 Non-GAAP Reconciliations Full Yr 2020 Full Yr 2019 Full Yr 2018 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common equity (GAAP) 1,968,526$ 1,578,137$ 1,325,175$ Less goodwill 576,005 446,345 391,668 Less core deposit and customer relationship intangibles, net 42,383 48,688 47,479 Tangible common equity (non-GAAP) 1,350,138$ 1,083,104$ 886,028$ Common shares outstanding, net of treasury stock 42,093,862 36,704,278 34,477,499 Common equity (book value) per share (GAAP) 46.77$ 43.00$ 38.44$ Tangible book value per common share (non-GAAP) 32.07$ 29.51$ 25.70$ Reconciliation of Tangible Common Equity Ratio (non-GAAP) Total assets (GAAP) 17,908,339$ 13,209,597$ 11,408,006$ Less goodwill 576,005 446,345 391,668 Less core deposit and customer relationship intangibles, net 42,383 48,688 47,479 Total tangible assets (non-GAAP) 17,289,951$ 12,714,564$ 10,968,859$ Tangible common equity ratio (non-GAAP) 7.81% 8.52% 8.08% Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) 491,729$ 433,729$ 413,954$ Plus tax-equivalent adjustment(1) 5,466 4,929 6,228 Net interest income, fully tax-equivalent (non-GAAP) 497,195$ 438,658$ 420,182$ Average earning assets 13,481,613$ 10,845,940$ 9,718,106$ Annualized net interest margin (GAAP) 3.65% 4.00% 4.26% Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.69% 4.04% 4.32% Purchase accounting discount amortization on loans included in annualized net interest margin 0.12% 0.18% 0.22% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

Non-GAAP Reconciliations (cont.)

	Full Yr 2020	Full Yr 2019	Full Yr 2018
Reconciliation of Efficiency Ratio (non-GAAP)			
Net Interest Income (GAAP)	$ 491,729	$ 433,729	$ 413,954
Plus tax-equivalent adjustment[(1)]	5,466	4,929	6,228
Net interest income, fully tax-equivalent (non-GAAP)	497,195	438,658	420,182
Noninterest income	120,291	116,208	109,160
Securities gains, net	(7,793)	(7,659)	(1,085)
Unrealized (gain)/loss on equity securities, net	(640)	(525)	(212)
Gain on extinguishment of debt	-	(375)	-
Valuation adjustment on servicing rights	1,778	911	46
Adjusted revenue (non-GAAP)	**$ 610,831**	**$ 547,218**	**$ 528,091**
Total noninterest expenses (GAAP)	$ 370,963	$ 349,161	$ 353,888
Less:			
Core deposit and customer relationship intangibles amortization	10,670	11,972	9,355
Partnership investment in tax credit projects	3,801	8,030	4,233
(Gain)/loss on sales/valuation of assets, net	5,101	(19,422)	2,208
Acquisition, integration and restructuring costs	5,381	6,580	7,564
Adjusted noninterest expenses (non-GAAP)	**$ 346,010**	**$ 342,001**	**$ 330,528**
Efficiency ratio, fully tax-equivalent (non-GAAP)	56.65%	62.50%	62.59%
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)			
Net income (GAAP)	$ 133,487	$ 149,129	$ 116,959
Plus core deposit and customer relationship intangibles amortization, net of tax[(1)]	8,429	9,458	7,391
Net income excluding intangible amortization (non-GAAP)	**$ 141,916**	**$ 158,587**	**$ 124,350**
Average common equity (GAAP)	$ 1,656,708	$ 1,473,396	$ 1,177,346
Less average goodwill	456,854	415,841	340,352
Less average core deposit and customer relationship intangibles, net	44,298	49,377	46,206
Average tangible common equity (non-GAAP)	**$ 1,155,556**	**$ 1,008,178**	**$ 790,788**
Annualized return on average common equity (GAAP)	8.06%	10.12%	9.93%
Annualized return on average tangible common equity (non-GAAP)	12.28%	15.73%	15.72%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

46

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common equity (GAAP)	$ 2,049,081	$ 1,945,502	$ 1,968,526	$ 1,700,899	$ 1,636,672
Less goodwill	576,005	576,005	576,005	446,345	446,345
Less core deposit and customer relationship intangibles, net	37,452	39,867	42,383	40,520	43,011
Tangible common equity (non-GAAP)	**$ 1,435,624**	**$ 1,329,630**	**$ 1,350,138**	**$ 1,214,034**	**$ 1,147,316**
Common shares outstanding, net of treasury stock	42,245,452	42,173,675	42,093,862	36,885,390	36,844,744
Common equity (book value) per share (GAAP)	$ 48.50	$ 46.13	$ 46.77	$ 46.11	$ 44.42
Tangible book value per common share (non-GAAP)	$ 33.98	$ 31.53	$ 32.07	$ 32.91	$ 31.14
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Total assets (GAAP)	$ 18,371,006	$ 18,244,427	$ 17,908,339	$ 15,612,664	$ 15,026,153
Less goodwill	576,005	576,005	576,005	446,345	446,345
Less core deposit and customer relationship intangibles, net	37,452	39,867	42,383	40,520	43,011
Total tangible assets (non-GAAP)	**$ 17,757,549**	**$ 17,628,555**	**$ 17,289,951**	**$ 15,125,799**	**$ 14,536,797**
Tangible common equity ratio (non-GAAP)	8.08%	7.54%	7.81%	8.03%	7.89%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 141,218	$ 139,605	$ 132,575	$ 122,497	$ 124,146
Plus tax-equivalent adjustment[(1)]	1,762	1,761	1,529	1,390	1,416
Net interest income, fully tax-equivalent (non-GAAP)	**$ 142,980**	**$ 141,366**	**$ 134,104**	**$ 123,887**	**$ 125,562**
Average earning assets	$ 16,819,978	$ 16,460,124	$ 15,042,079	$ 13,868,360	$ 13,103,159
Annualized net interest margin (GAAP)	3.37%	3.44%	3.51%	3.51%	3.81%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.41%	3.48%	3.55%	3.55%	3.85%
Purchase accounting discount amortization on loans included in annualized net interest margin	0.09%	0.12%	0.10%	0.10%	0.16%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

47

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Reconciliation of Efficiency Ratio (non-GAAP)					
Net Interest Income (GAAP)	$ 141,218	$ 139,605	$ 132,575	$ 122,497	$ 124,146
Plus tax-equivalent adjustment[1]	1,762	1,761	1,529	1,390	1,416
Net interest income, fully tax-equivalent (non-GAAP)	142,980	141,366	134,104	123,887	125,562
Noninterest income	33,164	30,317	32,621	31,216	30,637
Securities gains, net	(2,842)	30	(2,829)	(1,300)	(2,006)
Unrealized (gain)/loss on equity securities, net	(83)	110	(36)	(155)	(680)
Valuation adjustment on servicing rights	526	(917)	102	120	(9)
Adjusted revenue (non-GAAP)	**$ 173,745**	**$ 170,906**	**$ 163,962**	**$ 153,768**	**$ 153,504**
Total noninterest expenses (GAAP)	$ 103,376	$ 102,423	$ 99,269	$ 90,396	$ 90,439
Less:					
Core deposit and customer relationship intangibles amortization	2,415	2,516	2,501	2,492	2,696
Partnership investment in tax credit projects	1,345	35	1,899	927	791
(Gain)/loss on sales/valuation of assets, net	183	194	2,621	1,763	701
Acquisition, integration and restructuring costs	210	2,928	2,186	1,146	673
Adjusted noninterest expenses (non-GAAP)	**$ 99,223**	**$ 96,750**	**$ 90,062**	**$ 84,068**	**$ 85,578**
Efficiency ratio, fully tax-equivalent (non-GAAP)	57.11%	56.61%	54.93%	54.67%	55.75%
Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP)					
Net income available to common shareholders (GAAP)	$ 59,593	$ 50,801	$ 37,795	$ 45,521	$ 30,131
Plus core deposit and customer relationship intangibles amortization, net of tax[1]	1,907	1,988	1,975	1,969	2,130
Net income available to common shareholders excluding intangible amortizat	**$ 61,500**	**$ 52,789**	**$ 39,771**	**$ 47,490**	**$ 32,261**
Average common equity (GAAP)	$ 1,980,904	$ 1,963,674	$ 1,769,575	$ 1,661,381	$ 1,574,902
Less average goodwill	576,005	576,005	488,151	446,345	446,345
Less average core deposit and customer relationship intangibles, net	38,614	41,399	42,733	42,145	44,723
Average tangible common equity (non-GAAP)	**$ 1,366,285**	**$ 1,346,270**	**$ 1,238,691**	**$ 1,172,891**	**$ 1,083,834**
Annualized return on average common equity (GAAP)	12.07%	10.49%	8.50%	10.90%	7.69%
Annualized return on average tangible common equity (non-GAAP)	18.05%	15.90%	12.77%	16.11%	11.97%

[1] Computed on a tax-equivalent basis using an effective tax rate of 21%.

48

HTLF
Strength. Insight. Growth.

49 Non-GAAP Reconciliations (cont.) 2021 2020 Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) 280,823$ 236,657$ Plus tax-equivalent adjustment(1) 3,523 2,547 Net interest income, fully tax-equivalent (non-GAAP) 284,346$ 239,204$ Average earning assets 16,641,045$ 12,497,307$ Annualized net interest margin (GAAP) 3.40% 3.81% Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.45% 3.85% Purchase accounting discount amortization on loans included in annualized net interest margin 0.11% 0.10% Reconciliation of Efficiency Ratio (non-GAAP) Net Interest Income available to common shareholders (GAAP) 280,823$ 236,657$ Plus tax-equivalent adjustment(1) 3,523 2,547 Net interest income, fully tax-equivalent (non-GAAP) 284,346 239,204 Noninterest income 63,481 56,454 Securities gains, net (2,812) (3,664) Unrealized (gain)/loss on equity securities, net 27 (449) Valuation adjustment on servicing rights (391) 1,556 Adjusted revenue (non-GAAP) 344,651$ 293,101$ Total noninterest expenses (GAAP) 205,799$ 181,298$ Less: Core deposit and customer relationship intangibles amortization 4,931 5,677 Partnership investment in tax credit projects 1,380 975 (Gain)/loss on sales/valuation of assets, net 377 717 Acquisition, integration and restructuring costs 3,138 2,049 Adjusted noninterest expenses (non-GAAP) 195,973$ 171,880$ Efficiency ratio, fully tax-equivalent (non-GAAP) 56.86% 58.64% Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common shareholders (GAAP) 110,394$ 50,171$ Plus core deposit and customer relationship intangibles amortization, net of tax(1) 3,895 4,485 Net income available to common shareholders excluding intangible amortization (non-GAAP) 114,289$ 54,656$ Average common equity (GAAP) 1,972,337$ 1,597,292$ Less average goodwill 576,005 446,345 Less average core deposit and customer relationship intangibles, net 39,999 46,177 Average tangible common equity (non-GAAP) 1,356,333$ 1,104,770$ Annualized return on average common equity (GAAP) 11.29% 6.32% Annualized return on average tangible common equity (non-GAAP) 16.99% 9.95% (1) Computed on a tax-equivalent basis using an effective tax rate of 21% For the Six Months Ended June 30,